Exhibit 10.6.1
FIRST AMENDMENT TO CONSULTING AGREEMENT
     This First Amendment to Consulting Agreement (“Amendment”) is entered into as of the date set forth below by and between the Federal Home Loan Bank of Des Moines (the “Bank”) and Dan Williams (“Williams”) and amends that certain Consulting Agreement (“Agreement”) between the Bank and Williams dated as of January 12, 2006.
RECITALS
     WHEREAS, the Board of Directors of the Bank has determined that it is in the Bank’s continued best interest to retain the services of Williams to continue to manage certain critical projects and to continue to provide special assistance to the Acting President and Chief Executive Officer beyond the term set forth in the Agreement;
     WHEREAS, Williams is willing to extend his consulting engagement with the Bank beyond the term set forth in the Agreement upon the terms set forth below;
     NOW THEREFORE, in consideration of the mutual agreements contained herein and to reflect the Bank’s and Williams’ additional agreements, the Agreement is hereby amended as follows:
1.	Section 2. PERFORMANCE OF SERVICES is amended by removing the second sentence thereof.

2.	Section 3. CONSULTING FEE AND PERFORMANCE BONUS is amended by changing the first sentence thereof following the Section heading to read in its entirety as follows:

“The Bank will pay Williams a total consulting fee of One Hundred Fifty Thousand Dollars ($150,000) for the services Williams provides.”

3.	Section 7. TERM is amended to read in its entirety as follows:

“7. TERM. This Consulting Agreement shall remain in force and effect from January 1, 2006 through May 31, 2006. This Consulting Agreement may be extended by mutual consent of the parties.”
     Unless otherwise amended herein, the Agreement, as amended, shall remain in full force and effect.
     This Amendment may be executed in duplicate original counterparts with faxed signatures, each of which shall constitute an original and which together shall constitute one and the same document.

FEDERAL HOME LOAN BANK DES MOINES

BY:	/s/ Randy L. Newman	DATE: 4-6-06

DAN WILLIAMS

BY:	/s/ Dan J. Williams	DATE: 4-6-06